CERTIFICATION

I, Karla M. Rabusch, certify that:

1. I have reviewed this report on Form N-CSRS of Wells Fargo Funds Trust on behalf of the following series: Wells Fargo Dynamic Target Today, Wells Fargo Dynamic Target 2015, Wells Fargo Dynamic Target 2020, Wells Fargo Dynamic 2025, Wells Fargo Dynamic 2030, Wells Fargo Dynamic 2035, Wells Fargo Dynamic 2040, Wells Fargo Dynamic 2045, Wells Fargo Dynamic 2050, Wells Fargo Dynamic 2055, Wells Fargo Dynamic 2060, Wells Fargo Growth Balanced Fund, Wells Fargo Moderate Balanced Fund, Wells Fargo C&B Large Cap Value Fund, Wells Fargo Diversified Equity Fund, Wells Fargo Emerging Growth Fund, Wells Fargo Index Fund, Wells Fargo International Value Fund, Wells Fargo Small Company Growth Fund, Wells Fargo Small Company Value Fund, Wells Fargo Core Bond Fund, Wells Fargo Real Return Fund, Wells Fargo WealthBuilder Conservative Allocation Portfolio, Wells Fargo WealthBuilder Equity Portfolio, Wells Fargo WealthBuilder Growth Allocation Portfolio, Wells Fargo WelathBuilder Growth Balanced Portfolio, Wells Fargo WealthBuilder Moderate Balanced Portfolio and Wells Fargo WealthBuilder Tactical Equity Portfolio;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

a)	designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)	designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)	evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing of this report based on such evaluation; and

d)	disclosed in this report any change in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officers and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s Board of Trustees (or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

Date: January 27, 2016

/s/ Karla M. Rabusch
Karla M. Rabusch
President
Wells Fargo Funds Trust

Exhibit 99.CERT

CERTIFICATION

I, Nancy Wiser, certify that:

1. I have reviewed this report on Form N-CSRS of Wells Fargo Funds Trust on behalf of the following series: Wells Fargo C&B Large Cap Value Fund, Wells Fargo Diversified Equity Fund, Wells Fargo Emerging Growth Fund, Wells Fargo Index Fund, Wells Fargo Small Company Growth Fund, Wells Fargo Small Company Value Fund, Wells Fargo Core Bond Fund, and Wells Fargo Real Return Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

a)	designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)	designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)	evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing of this report based on such evaluation; and

d)	disclosed in this report any change in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officers and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s Board of Trustees (or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

Date: January 27, 2016

/s/ Nancy Wiser
Nancy Wiser
Treasurer
Wells Fargo Funds Trust

Exhibit 99.CERT

CERTIFICATION

I, Jeremy DePalma, certify that:

1. I have reviewed this report on Form N-CSRS of Wells Fargo Funds Trust on behalf of the following series: Wells Fargo Dynamic Target Today, Wells Fargo Dynamic Target 2015, Wells Fargo Dynamic Target 2020, Wells Fargo Dynamic 2025, Wells Fargo Dynamic 2030, Wells Fargo Dynamic 2035, Wells Fargo Dynamic 2040, Wells Fargo Dynamic 2045, Wells Fargo Dynamic 2050, Wells Fargo Dynamic 2055, Wells Fargo Dynamic 2060, Wells Fargo Growth Balanced Fund, Wells Fargo Moderate Balanced Fund, Wells Fargo International Value Fund, Wells Fargo WealthBuilder Conservative Allocation Portfolio, Wells Fargo WealthBuilder Equity Portfolio, Wells Fargo WealthBuilder Growth Allocation Portfolio, Wells Fargo WealthBuilder Growth Balanced Portfolio, Wells Fargo WealthBuilder Moderate Balanced Portfolio and Wells Fargo WealthBuilder Tactical Equity Portfolio;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

a)	designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)	designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)	evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing of this report based on such evaluation; and

d)	disclosed in this report any change in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officers and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s Board of Trustees (or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

Date: January 27, 2016

/s/ Jeremy DePalma
Treasurer
Wells Fargo Funds Trust

Exhibit 99.CERT